EXHIBIT 99.1

Pattern Energy Sets March 10, 2020,
for Special Meeting Vote on CPPIB Merger Agreement

- Stockholders of record on January 31, 2020, entitled to vote at special meeting on March 10, 2020 -

SAN FRANCISCO – January 21, 2020 – Pattern Energy Group Inc. (Nasdaq and TSX: PEGI) (“Pattern Energy” or the “Company”) today announced that it had established a record date of January 31, 2020, and a special meeting date of March 10, 2020, for a meeting of its stockholders to, among other things, vote to approve proposals related to the merger agreement between Pattern Energy and Canada Pension Plan Investment Board (“CPPIB”) (the “Merger Agreement”) that was previously announced on November 4, 2019. Pattern Energy stockholders as of the close of business on the record date of January 31, 2020, will be entitled to receive notice of, and to vote at, the special meeting. Upon consummation of the Merger, each share of Class A common stock of the Company will be converted to the right to receive $26.75 in cash. The Board of Directors of the Company recommends that stockholders vote in favor of the merger.

Specifically, at the meeting, shareholders of record will have the opportunity to consider and vote on a proposal to adopt the previously announced Agreement and Plan of Merger (the “Merger Agreement”), dated as of November 3, 2019, by and among the Company, Pacific US Inc., a Delaware corporation (“Parent”), and Pacific Bidco US Inc., a Delaware corporation and a wholly-owned subsidiary of Parent (“Merger Sub”). Parent and Merger Sub are affiliates of Canada Pension Plan Investment Board. The Merger Agreement provides for, among other things and subject to the satisfaction or waiver of certain specified conditions set forth therein, the merger of Merger Sub with and into the Company, with the Company surviving the merger as a subsidiary of Parent (the “Merger”).

Pattern Energy continues to expect the transaction to close by the second quarter of 2020, subject to Pattern Energy stockholder approval, receipt of the required regulatory approvals, and other customary closing conditions.

About Pattern Energy
Pattern Energy Group Inc. (Pattern Energy) is an independent power company listed on the Nasdaq Global Select Market and Toronto Stock Exchange. Pattern Energy has a portfolio of 28 renewable energy projects with an operating capacity of 4.4 GW in the United States, Canada and Japan that use proven, best-in-class technology. Pattern Energy’s wind and solar power facilities generate stable long-term cash flows in attractive markets and provide a solid foundation for the continued growth of the business. For more information, visit www.patternenergy.com.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements contained in this press release constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and “forward-looking information” within the meaning of Canadian securities laws. Such statements include statements concerning anticipated future events and expectations that are not historical facts. All statements other than statements of historical fact are statements that could be deemed forward-looking statements. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “plan,” “predict,” “project,” “forecast,” “guidance,” “goal,” “objective,” “prospects,” “possible” or “potential,” by future conditional verbs such as “assume,” “will,” “would,” “should,” “could” or “may,” or by variations of such words or by similar expressions or the negative thereof. Actual results may vary materially from those expressed or implied by forward-looking statements based on a number of factors related to the pending acquisition of the Company, including, without limitation, (1) risks related to the consummation of the Merger, including the risks that (a) the Merger may not be consummated within the anticipated time period, or at all, (b) the parties may fail to obtain shareholder approval of the Merger Agreement, (c) the parties may fail to secure the termination or expiration of any waiting period applicable under applicable jurisdictions as provided in the Merger Agreement, (d) the parties may fail to secure other applicable regulatory approvals, including from the Federal Energy Regulatory Commission, and (e) other conditions to the consummation of the Merger under the Merger Agreement may not be satisfied; (2) the effects that any termination of the Merger Agreement may have on the Company or its business, including the risks that (a) the price of the Company’s common stock may decline significantly if the Merger is not completed, (b) the Merger Agreement may be terminated in circumstances requiring the Company to pay Parent a termination fee, or (c) the circumstances of the termination, including the possible imposition of a 12-month tail period during which the termination fee could be payable upon certain subsequent transactions, may have a chilling effect on alternatives to the Merger; (3) the effects that the announcement or pendency of the Merger may have on the Company and its business, including the risks that as a result (a) the Company’s business, operating results or stock price may suffer, (b) the Company’s current plans and operations may be disrupted, (c) the Company’s ability to retain or recruit key employees may be adversely affected, (d) the Company’s business relationships (including with suppliers, off-takers, and business partners) may be adversely affected, (e) the Company is not able to access the debt or equity markets on favorable terms, or at all, or (f) the Company’s management’s or employees’ attention may be diverted from other important matters; (4) the effect of limitations that the Merger Agreement places on the Company’s ability to operate its business or engage in alternative transactions; (5) the nature, cost and outcome of pending and future litigation and other legal proceedings, including any such proceedings related to the Merger and instituted against the Company and others; (6) the risk that the Merger and related transactions may involve unexpected costs, liabilities or delays; (7) the Company’s ability to continue paying a quarterly dividend; and (8) other economic, business, competitive, legal, regulatory, and/or tax factors under the heading “Risk Factors” in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, as updated or supplemented by subsequent reports that the Company has filed or files with the U.S. Securities and Exchange Commission (“SEC”) and Canadian securities regulatory authorities. Potential investors, stockholders and other readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. The Company does not assume any obligation to publicly update any forward-looking statement after it is made, whether as a result of new information, future events or otherwise, except as required by law.

Additional Information and Where to Find It

This press release does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. This press release may be deemed to be solicitation material in respect of the Merger. In connection with the proposed transaction, the Company has filed a preliminary proxy statement with the SEC and Canadian securities regulatory authorities, and following the filing of the definitive proxy statement with the SEC and Canadian securities regulatory authorities, the Company will mail the definitive proxy statement and proxy card to each stockholder entitled to vote at the special meeting relating to the proposed Merger. STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN) AND OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTION THAT THE COMPANY FILES WITH THE SEC AND CANADIAN SECURITIES REGULATORY AUTHORITIES WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Stockholders and investors are able to obtain free copies of the proxy statement and other relevant materials (when they become available) and other documents filed by the Company at the SEC’s website at www.sec.gov and the website of the Canadian securities regulatory authorities at www.sedar.com.

Copies of the proxy statement and the filings incorporated by reference therein may also be obtained, without charge, by contacting the Company’s Investor Relations department at ir@patternenergy.com or (416) 526-1563.

Participants in Solicitation

The Company and its directors, executive officers and certain employees, may be deemed, under SEC rules and applicable rules in Canada, to be participants in the solicitation of proxies in respect of the Merger. Information regarding the Company’s directors and executive officers is available in its annual proxy statement and preliminary proxy statement related to the proposed transaction filed with the SEC and Canadian securities regulatory authorities on April 23, 2019 and December 13, 2019, respectively. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the definitive proxy statement and other relevant materials to be filed with the SEC and Canadian securities regulatory authorities (when they become available). These documents can be obtained free of charge from the Company (when they become available) from the sources indicated above.

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Contacts

Pattern Energy

Media Relations
Matt Dallas
917-363-1333
matt.dallas@patternenergy.com

Investor Relations
Ross Marshall
416-526-1563
ross.marshall@loderockadvisors.com